UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 30, 2011
Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio	44113

(Address of principal executive offices)	(Zip Code)
     Registrant’s telephone number, including area code: 216-621-6060
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 — Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3

Item 1.01	- Entry into a Material Definitive Agreement.
On March 30, 2011, Forest City Rental Properties Corporation (“FCRPC”), a wholly owned subsidiary of Forest City Enterprises, Inc. (the “Company”), entered into a Third Amended and Restated Credit Agreement (“Credit Agreement”) with KeyBank National Association (“KeyBank”), as Administrative Agent, PNC Bank, National Association (“PNC”), as Syndication Agent, Bank of America, N.A. (“B of A”), as Documentation Agent, and the various banks party thereto (collectively, the “Banks”). The Credit Agreement restates and replaces FCRPC’s previous credit agreement dated January 29, 2010, as amended on March 4, 2010, August 24, 2010 and January 18, 2011, in its entirety and includes the following material amendments:
•	Extends the maturity date to three (3) years from March 30, 2011 and provides for a one (1) year extension upon certain conditions in the Credit Agreement being met.

•	Fixes the total borrowings available under the revolving line of credit at $425,000,000, subject to a reserve of $46,891,000 to be used solely to retire certain other indebtedness as approved by the Banks holding a stated percentage of the commitments.

•	Provides the ability to increase the total borrowings available up to $450,000,000 upon certain conditions included in the Credit Agreement being met.

•	Decreases the swing loans available to the lesser of $25,000,000 or 6.0% of the total revolving loan commitments under the revolving line of credit.

•	Reduces the LIBOR floor to 1.0% per annum.

•	Removes restrictions on the use of cash sources and generally allows the facility proceeds to be used for general corporate purposes and working capital.

•	Requires compliance with a minimum FCRPC debt yield covenant after January 31, 2013 of 9.0%.

•	Increases the borrower debt service coverage ratio to 1.35x for the period from Closing through January 31, 2013, 1.40x for the period from February 1, 2013 through January 31, 2014 and 1.45x for the period from February 1, 2014 and thereafter.
In connection with the Credit Agreement, the Company entered into a Third Amended and Restated Guaranty Agreement (“Guaranty”) for the benefit of KeyBank, PNC, B of A and the Banks. The Guaranty restates and replaces the Company’s previous guaranty agreement dated January 29, 2010, as amended on March 4, 2010, August 24, 2010 and January 18, 2011, in its entirety and includes the following material amendments:
•	Makes certain conforming changes to the Guaranty necessitated by the Credit Agreement.

•	Increases the Company cash flow coverage ratio to 2.50x for the period from Closing through January 31, 2013, 2.75x for the period from February 1, 2013 through January 31, 2014 and 3.00x for the period from February 1, 2014 and thereafter.

•	Provides that the Company may issue up to $150,000,000 in the aggregate of new unsecured senior notes provided certain conditions included in the Guaranty are met.

•	Permits the Company to refinance certain senior notes in connection with a redemption as contemplated by the Guaranty provided certain conditions included in the Guaranty are met.

•	Provides that the Company shall have the ability to retire or repay up to $200,000,000 in the aggregate of certain existing senior notes during the term of the credit facility provided that such senior notes are retired or repaid at a discount to par.

•	Permits the Company to declare or pay dividends in an amount not to exceed $20,000,000 in the aggregate in any four fiscal quarter period to holders of the Company’s “Class A” or “Class B” common stock provided that no event of default as defined under the Guaranty has occurred and is continuing.

•	Requires compliance with corporate development limitations pursuant to (a) a “Total Development Ratio,” as defined in and calculated pursuant to the Guaranty, of 17% provided that a one-time surge to a maximum of 18.5% for up to two consecutive fiscal quarters shall be available; and (b) an “Adjusted Total Development Ratio,” as defined and calculated pursuant to the Guaranty, of 25%.
In connection with entering into the Credit Agreement, FCRPC entered into a First Amendment to Pledge Agreement (“First Amendment”) with KeyBank, as Agent for itself and the Banks. The First Amendment amends the Company’s existing pledge agreement, dated January 29, 2010 (“Pledge Agreement”), and makes certain updates and conforming changes to the Pledge Agreement necessitated by the Credit Agreement.
Certain of the Banks and their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.
The Credit Agreement, Guaranty and First Amendment are included as Exhibits 10.1, 10.2 and 10.3, respectively. The foregoing discussion of the terms of the Credit Agreement, Guaranty and First Amendment is qualified in its entirety by reference to the full text of those exhibits.

Item 2.03	- Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information required by Item 2.03 is included in Item 1.01 above and is incorporated by reference herein.

Item 9.01	- Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Third Amended and Restated Credit Agreement, dated as of March 30, 2011, by and among Forest City Rental Properties Corporation, as Borrower, KeyBank National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent and the banks named therein.

10.2
Third Amended and Restated Guaranty of Payment of Debt, dated as of March 30, 2011, by and among Forest City Enterprises, Inc., as Guarantor, KeyBank National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent and the banks named therein.

10.3	First Amendment to Pledge Agreement, dated as of March 30, 2011, by Forest City Rental Properties Corporation to KeyBank National Association, as Agent for itself and the other banks.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.
	By:	/s/ Robert G. O’Brien
		Name:	Robert G. O’Brien
Date: April 4, 2011		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Third Amended and Restated Credit Agreement, dated as of March 30, 2011, by and among Forest City Rental Properties Corporation, as Borrower, KeyBank National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent and the banks named therein.

10.2
Third Amended and Restated Guaranty of Payment of Debt, dated as of March 30, 2011, by and among Forest City Enterprises, Inc., as Guarantor, KeyBank National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent and the banks named therein.

10.3	First Amendment to Pledge Agreement, dated as of March 30, 2011, by Forest City Rental Properties Corporation to KeyBank National Association, as Agent for itself and the other banks.